                                                                EXHIBIT (10)-13



                      THE BANC CORPORATION AND SUBSIDIARIES

                          EMPLOYEE STOCK OWNERSHIP PLAN





                          EFFECTIVE AS OF MAY 15, 2002

                     THE BANC CORPORATION AND SUBSIDIARIES
                         EMPLOYEE STOCK OWNERSHIP PLAN



                                                  TABLE OF CONTENTS

                                                      ARTICLE I

                                             DEFINITIONS AND CONSTRUCTION

                                                                                                                 Page
1.1           Administrator.......................................................................................2
1.2           Annual Addition.....................................................................................2
1.3           Available Shares....................................................................................2
1.4           Beneficiary.........................................................................................2
1.5           Board of Directors..................................................................................3
1.6           Break in Service or One-Year Break in Service.......................................................3
1.7           Code................................................................................................3
1.8           Company.............................................................................................3
1.9           Company Stock.......................................................................................3
1.10          Company Stock Account or Account....................................................................3
1.11          Compensation........................................................................................3
1.12          Controlled Group....................................................................................6
1.13          Disability..........................................................................................6
1.14          Effective Date......................................................................................6
1.15          Eligible Employee...................................................................................6
1.16          Employee............................................................................................6
1.17          Employer............................................................................................6
1.18          Employer Contributions..............................................................................7
1.19          ERISA...............................................................................................7
1.20          ESOP Loan...........................................................................................7
1.21          ESOP Loan Suspense Account..........................................................................7
1.22          Fair Market Value...................................................................................8
1.23          Hour of Service.....................................................................................8
1.24          Maternity or Paternity Leave.......................................................................10
1.25          Month of Service...................................................................................10
1.26          Named Fiduciary....................................................................................10
1.27          Normal Retirement Date.............................................................................10
1.28          Participant........................................................................................10
1.29          Plan...............................................................................................10
1.30          Plan Year..........................................................................................10
1.31          Separation from Service............................................................................11
1.32          TBC401(k)..........................................................................................11
1.33          Trust Agreement....................................................................................11
1.34          Trust..............................................................................................11
1.35          Trustee............................................................................................11
1.36          Year of Service....................................................................................11
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                                        i
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
                                                     ARTICLE II

                                           ELIGIBILITY AND PARTICIPATION


2.1           Eligibility........................................................................................13
2.2           Change in Eligibility..............................................................................13
2.3           Reemployment.......................................................................................14
2.4           Current Employees..................................................................................14



                                                     ARTICLE III

                                              CONTRIBUTIONS TO THE TRUST

3.1           Employer Contributions.............................................................................14
3.2           Time for Making Contributions......................................................................15
3.3           Dividends..........................................................................................15


                                                      ARTICLE IV

                                                      ESOP LOANS

4.1           In General.........................................................................................15
4.2           ESOP Loan Proceeds.................................................................................16
4.3           Puts, Calls and Other Restrictions.................................................................17


                                                      ARTICLE V

                                               ESOP LOAN REPAYMENT AND
                                            ALLOCATIONS OF COMPANY STOCK

5.1           ESOP Loan Repayment................................................................................17
5.2           Release from ESOP Loan Suspense Account............................................................18
5.3           Allocation of Company Stock........................................................................20
5.4           Limitations on Contributions and Benefits..........................................................21


                                                       ARTICLE VI

                                                 COMPANY STOCK ACCOUNTS


6.1           Establishment of Accounts..........................................................................22
6.2           Valuation of Accounts..............................................................................22
6.3           Pre-Retirement Diversification.....................................................................22
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                                       ii



                                                     ARTICLE VII

                                                       VESTING


7.1           Employer Contributions.............................................................................24
7.2           Account Balance....................................................................................25
7.3           Service Credit:  Breaks in Service.................................................................25


                                                     ARTICLE VIII

                                               DISTRIBUTION OF BENEFITS


8.1           Method of Distribution.............................................................................25
8.2           Designation of Beneficiary.........................................................................27
8.3           Infants, Incompetents..............................................................................28


                                                      ARTICLE IX

                                              TRUST AND TRUST AGREEMENT


9.1           Trust Agreement....................................................................................28
9.2           Trust Sole Source of Benefits......................................................................28


                                                      ARTICLE X

                                                    ADMINISTRATION

10.1          Administrative Authority...........................................................................29
10.2          Company Administration.............................................................................30
10.3          ESOP Committee.....................................................................................33
10.4          Mutual Exclusion of Responsibility.................................................................35
10.5          Uniformity of Discretionary Acts...................................................................35
10.6          Fiduciary Standard.................................................................................35
10.7          Litigation.........................................................................................36
10.8          Payment of Administration Expenses.................................................................36
10.9          Claims Procedure...................................................................................36


                                                     ARTICLE XI

                                                 TENDERS AND VOTING

11.1          Tenders for Company Stock..........................................................................38
11.2          Voting Company Stock...............................................................................41
11.3          Invalidity of Voting or Tender Offer Provisions....................................................43
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                                      iii

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

                                                  ARTICLE XII

                                                TOP-HEAVY RULES

12.1          General Rule.......................................................................................44
12.2          Definitions........................................................................................44
12.3          Aggregation Groups.................................................................................45
12.4          Minimum Contribution Requirement...................................................................46
12.5          Vesting Schedule...................................................................................46


                                                  ARTICLE XIII

                                      AMENDMENT OR TERMINATION OF THE PLAN


13.1          Amendment..........................................................................................47
13.2          Plan Termination; Discontinuance of Contributions..................................................48


                                                  ARTICLE XIV

                                                MILITARY SERVICE


14.1          USERRA Provision...................................................................................50



                                                  ARTICLE XV

                                           MISCELLANEOUS PROVISIONS


15.1          Nonreversion:  Return of Contributions.............................................................50
15.2          Plan Merger........................................................................................51
15.3          No Assignment or Alienation........................................................................51
15.4          No Employment Contract.............................................................................51
15.5          Communications.....................................................................................51
15.6          Applicable Law.....................................................................................52
15.7          Disqualification of the Employer...................................................................52
15.8          Employer Acquisitions..............................................................................52
15.9          Participants Who Cannot Be Located.................................................................53
15.10         Indemnification....................................................................................53
15.11         Headings...........................................................................................53
15.12         Notices............................................................................................53
15.13         Gender and Number..................................................................................53

                                                 ARTICLE XVI

                                                  EXECUTION


16.1          Execution..........................................................................................54
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                                       iv





                      THE BANC CORPORATION AND SUBSIDIARIES

                          EMPLOYEE STOCK OWNERSHIP PLAN

                          Effective as of May 15, 2002


                                    PREAMBLE


         The Banc Corporation, a Delaware corporation (the "Company"), has established The Banc Corporation and Subsidiaries Employee Stock Ownership Plan (the "Plan"), effective as of May 15, 2002, for the purpose of providing eligible employees of the Company and affiliated entities the opportunity to save for their retirement and a proprietary interest in the Company by investing primarily in Company Stock (as defined in Section 1.9). The Plan is a stock bonus arrangement under which employer contributions to the Plan enable eligible employees to receive allocations of Company Stock to their Company Stock Accounts (as defined in Section 1.10).

         The Plan is intended to comply with sections 401(a), 501(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Plan is an "employee stock ownership plan", within the meaning of section 4975(e)(7) of the Code, which is designed to invest primarily in "qualifying employer securities", as defined in sections 4975(e)(7) and 409(1) of the Code, and 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan permits the Company or the Trustee to borrow money to acquire Company Stock. The Company intends that any such borrowing by the Trustee will be repaid with Employer Contributions (as defined in Section 1.18).

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

         Unless the context clearly requires a different meaning, the following definitions apply to the Plan:

         1.1 ADMINISTRATOR means the Board of Directors or the ESOP Committee if one is appointed by the Board of Directors pursuant to Section 10.3. The Board of Directors or the ESOP Committee shall have the rights, duties, and obligations of an "administrator" as that term is defined in Section 3(16)(A) of the Employee Retirement Security Act of 1974, as amended ("ERISA"), and of a "plan administrator" as that term is defined in section 414(g) of the Code.

         1.2 ANNUAL ADDITION means the total of the amount of Employer Contributions allocated to the Participant's Account for the Plan Year in accordance with Section 5.3, allocations of shares forfeited from Participant's Company Stock Accounts to the Participant's Account for the Plan Year in accordance with Section 7.1(c) and contributions on behalf of a Participant to other qualified defined contribution plans of the Employer, including the TBC401(k).

         1.3 AVAILABLE SHARES means all shares of Company Stock available to be allocated in accordance with Section 5.3, including shares of Company Stock released from the ESOP Loan Suspense Account pursuant to Section 5.2, shares forfeited from Participants' Company Stock Accounts pursuant to Section 7.1(c), and shares of Company Stock contributed in kind as the Employer Contribution pursuant to Section 3.1.

         1.4 BENEFICIARY means the person or persons described in Section 8.2 who are to receive benefits under the Plan after the death of a Participant.

         1.5 BOARD OF DIRECTORS means the Board of Directors of the Company or any committee of the Board of Directors (other than the ESOP Committee, if one is appointed by the Board of Directors pursuant to Section 10.3) which is authorized to act for the Board of Directors or to which the Board of Directors specifically delegates any authority granted to it under the Plan.

         1.6 BREAK IN SERVICE or ONE-YEAR BREAK IN SERVICE means any Plan Year in which an individual does not complete at least 501 Hours of Service.

         1.7 CODE means the Internal Revenue Code of 1986, as amended from time to time.

         1.8 COMPANY means The Banc Corporation, a corporation duly organized and existing under the laws of the State of Delaware, and its successors and assigns, or any other corporation or business organization which, with the consent of the Company shall assume the obligations of the Company hereunder.

         1.9 COMPANY STOCK means the Company's Common Stock, par value $.001 per share, which constitutes "employer securities" within the meaning of section 409(1) of the Code and the Company's Preferred Stock, par value $.001 per share, assuming such Preferred Stock satisfies the requirements of section 409(l)(3) of the Code when such Preferred Stock is issued by the Company.

         1.10 COMPANY STOCK ACCOUNT or ACCOUNT means the account established and maintained by the Administrator to record a Participant's interest in the Plan, as provided in Section 6.1.

         1.11 COMPENSATION means all of a Participant's compensation which is actually paid to the Participant during the Plan Year. Notwithstanding the above, compensation shall include any amount which is contributed by the Company pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under sections 125, 132(f)(4), 402(a)(8), 402(h), 401(k), 457 or 403(b) of the Code. The term
"compensation" includes all of the following: (i) the Participant's wages, salaries, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in the gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation ss. 1.62-2(c)) of the Participant; (ii) amounts received through accident or health insurance for personal injuries or sickness or under a discriminatory self-insured medical reimbursement plan, but only to the extent that these amounts are includible in the gross income of the Participant; (iii) amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Participant under section 217 of the Code; (iv) the value of a non-qualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includible in the gross income of the Participant for the taxable year in which granted; and (v) the amount includible in the gross income of the Participant upon making the election described in section 83(b) of the Code. The term "compensation" does not include the following: (vi) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code section 415 limitations to that plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed. In addition, Employer contributions made on behalf of a Participant to a simplified employee pension described in Code section

408(k) are not considered as compensation for the taxable year in which contributed. Additionally, any distributions from a plan of deferred compensation are not considered as compensation for Code section 415 purposes, regardless of whether such amounts are includible in the gross income of the Participant when distributed; (vii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, as defined in Code section 83 and the Treasury Regulations thereunder; (viii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (ix) other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code section 403(b) (whether or not the contributions are excludable from the gross income of the Participant). Notwithstanding any other provisions herein to the contrary, compensation taken into account under the Plan for any calendar year shall not exceed $200,000 (or such larger amount as the Secretary of the Treasury may determine for such year under section 401(a)(17) of the Code). This $200,000 limitation shall be adjusted automatically at the same time and in the same manner as any cost-of-living adjustment made by the Secretary of the Treasury pursuant to section 415(d) of the Code. In determining the Compensation of a Participant for purposes of the $200,000 limitation, the rules of section 414(q)(6) of the Code shall apply. Notwithstanding the foregoing, for purposes of the limitations on benefits and contributions under Code section 415, the annual compensation limit under Code section 401(a)(17) shall not apply.

         1.12 CONTROLLED GROUP means any corporation, trade or business which is a member of a controlled group of corporations or a group of businesses under common control (as defined in section 1563(a) and sections 414(c) and (o) of the Code, respectively, provided, that "50 percent" shall be substituted for "80 percent" in every place such term appears in each applicable section of the Code and in the Treasury Regulations for each such applicable section of the Code) or any member of an affiliated service group (as defined in sections 414(m) and (o) of the Code).

         1.13 DISABILITY means any physical or mental condition which renders a Participant incapable of performing his usual duties and customary work for the Employer, as determined by a licensed physician approved by the Administrator.

         1.14 EFFECTIVE DATE means May 15, 2002.

         1.15 ELIGIBLE EMPLOYEE means any Employee who meets the eligibility requirements of Section 2.1(a), except the term Eligible Employee shall not include an Employee who is included in a unit of employees covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining unless the collective bargaining agreement specifically provides for coverage of such Employee under the Plan.

         1.16 EMPLOYEE means any individual who is employed by the Employer, except an individual who serves only as a director or who is employed as an independent contractor. The term "Employee" shall not include persons who are considered employees of the Employer under the leased employee rules of section 414(n)(2) of the Code.

         1.17 EMPLOYER means the Company, the Controlled Group which includes the Company and any other company adopting the Plan with the consent of the Company as evidenced by such company's signature hereto or as otherwise provided in a written agreement between the

Company and such other company. In addition, for purposes of determining an Employee's Hours of Service, the term "Employer" includes any corporation, trade or business which is or was a member of a controlled group of corporations, a group of businesses under common control or an affiliated service group (within the meaning of sections 1563(a), 414(c), 414(m), and 414(o) of the Code, respectively, provided, that for purposes of sections 1563(a) and 414(c) of the Code, "50 percent" shall be substituted for "80 percent" in every place such term appears in each applicable section of the Code and in the Treasury Regulations for each such applicable section of the Code) of which the Employer adopting the Plan is a member, but only for such period as the corporation, trade or business and the adopting Employer are or were considered members of the group. In addition, for purposes of Section 2.1, the term "Employer" includes any corporation, trade or business absorbed by the Company, by any member of the Controlled Group which includes the Company and by any other company adopting the Plan in the manner hereinabove set forth because of a change of name, merger, acquisition or a change of corporate status.

         1.18 EMPLOYER CONTRIBUTIONS means contributions made by the Employer pursuant to Section 3.1.

         1.19 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.20 ESOP LOAN means a loan (or other extension of credit) used by the Trustee at the direction of the Administrator to finance the acquisition of Company Stock pursuant to Article IV, or to refinance an ESOP Loan.

         1.21 ESOP LOAN SUSPENSE ACCOUNT means the account of that name established and maintained to hold shares of Company Stock acquired with the proceeds of an ESOP Loan.

         1.22 FAIR MARKET VALUE means, with respect to Company Stock, and as determined by the Administrator, the last reported sales price, regular way, on the applicable date, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape, or, if such Company Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Administrator, in each case, on the applicable date.

         1.23 HOUR OF SERVICE means:

         (a) An hour for which an Employee directly or indirectly receives compensation, or is entitled to compensation, from the Employer for the performance of duties.

         (b) An hour for which an Employee directly or indirectly receives compensation, or is entitled to compensation, from the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence.

         (c) An hour for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under Section 1.23(a) or 1.23(b), as the case may be, and under this Section 1.23(c).

         (d) The number of hours and the computation period to which they shall be credited shall be determined in accordance with Department of Labor Regulations section 2530.200b-2(b) and (c).

         e) Notwithstanding the foregoing, if an Employee is absent from work for any period due to Maternity or Paternity Leave, the Plan shall treat as Hours of Service, solely for purposes of determining whether a Break in Service has occurred, the hours described below:

                  (1) the Hours of Service which normally would have been credited to such Employee but for such absence, or

                  (2) in any case in which the Plan is unable to determine the hours described in (1) above, eight Hours of Service per day of such absence.

                  The total number of hours treated as Hours of Service under
         (1) or (2) above shall not exceed 501. The hours described in (1) and
         (2) above shall be credited to the Plan Year in which the absence from work begins if a Participant would be prevented from incurring a Break in Service in such Plan Year solely because of such credit. In any other case, the hours described in (1) and (2) above shall be credited to the Plan Year immediately following the Plan Year in which the absence from work begins.

         (f) An Employee shall also be credited with any additional Hours of Service with members of the Employer's Controlled Group.

         1.24 MATERNITY OR PATERNITY LEAVE means an Employee's absence from work by reason of the Employee's pregnancy, the birth of a child of the Employee, or the placement of a child with the Employee in connection with the adoption of the child by the Employee, or for the purpose of caring for such child by the Employee for a period immediately following birth or placement for adoption, but in no event, covering more than one Plan Year with respect to any such absence. An absence shall not constitute Maternity or Paternity Leave unless the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence is for such reason.

         1.25 MONTH OF SERVICE is a period of time running from a date in one month to the same date (or the last date if there is not a same date) in the next succeeding month, including months prior to the adoption of the Plan, during which an Employee was employed by the Employer.

         1.26 NAMED FIDUCIARY means each Participant (or, in the event of his death, his Beneficiary) and the Administrator, designated as "named fiduciary" within the meaning of section 403(a)(1) of ERISA, with the right to direct the Trustee under the Trust Agreement.

         1.27 NORMAL RETIREMENT DATE means the date of the Participant's 65th birthday.

         1.28 PARTICIPANT means an individual who has met the eligibility requirements of Article II.

         1.29 PLAN means The Banc Corporation and Subsidiaries Employee Stock Ownership Plan set forth herein, and as it may be amended from time to time.

         1.30 PLAN YEAR means the calendar year; provided, however, that the first Plan Year will be May 15, 2002 through December 31, 2002.

         1.31 SEPARATION FROM SERVICE means a Participant's termination of employment with the Employer for any reason. Separation from Service does not include transfers of employment within the Employer's Controlled Group.

         1.32 TBC401(K) means The Banc Corporation 401(k) Plan, as amended from time to time, effective January 1, 1999, which is intended to comply with, among other sections of the Code, section 401(k) of the Code.

         1.33 TRUST AGREEMENT means the trust agreement between the Company and the Trustee, or any successor trust agreement or agreements.

         1.34 TRUST means all money or other property which is held by the Trustee pursuant to the terms of the Trust Agreement.

         1.35 TRUSTEE means the person, persons or entities serving as such under the Trust Agreement.

         1.36 YEAR OF SERVICE means a calendar year in which an Eligible Employee completes at least 1,000 Hours of Service. For the foregoing purposes, an Employee who normally receives bi-weekly paychecks shall be credited with 45 Hours of Service for each week in which such Employee is paid or is entitled to payment for at least one Hour of Service. For purposes of Section 2.1, the initial eligibility computation period used to determine whether an Eligible Employee completes one Year of Service shall be the 12-consecutive-month period beginning on such Eligible Employee's employment commencement date, irrespective of whether such date is prior to the Effective Date. An Eligible Employee's "employment commencement date" shall be the first day for which such Eligible Employee is entitled to be credited with an Hour of Service, or the day an Eligible Employee first completes an Hour of Service following a Break in Service. In the event an Eligible Employee does not complete one Year of Service in the first 12-consecutive-month period following such Eligible Employee's employment commencement date, the Plan Years beginning with the Plan Year which includes the first anniversary of an Eligible Employee's employment commencement date and each Plan Year thereafter until one Year of Service is accrued shall be the eligibility computation period after the initial eligibility computation period (without regard to whether the Eligible Employee is entitled to be credited with 1000 Hours of Service during such period), provided that an Eligible Employee who is credited with 1000 Hours of Service in both the initial eligibility computation period and the Plan Year which includes the first anniversary of the employee's employment commencement date is credited with two years of Service for purposes of eligibility to participate. For the purpose of this Section 1.36 and Section 2.1, Years of Service (i) with any predecessor employer of the Employer or corporation merged, consolidated or liquidated into the Employer or its predecessor, or an employer substantially all of the assets of which were acquired by the Employer, and (ii) while an Eligible Employee was included in a unit of employees covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining, may be credited as Years of Service under this Plan; provided such service otherwise meets the requirements of this Section 1.36 and only to the extent required to be considered under regulations adopted by the Secretary of the Treasury pursuant to section 414(a) of the Code, unless otherwise determined by the Company. For purposes of Section 7.1, all of an Eligible Employee's Years of Service shall be taken into account, unless one of the exceptions set forth in section 411(a)(4) of the Code apply which permit disregarding such Year of Service.

                                   ARTICLE II

                           ELIGIBILITY AND PARTICIPATION

         2.1 ELIGIBILITY.

         (a) Minimum Age and Service Conditions. An Eligible Employee shall become a participant in the Plan upon his completion of a period of service with the Employer ending upon the later of the following dates:

                  (1) the date on which such Eligible Employee attains the age of 21; or

                  (2) the date on which such Eligible Employee completes one
                      Year of Service.

         (b) Time of Participation. An Eligible Employee who has satisfied the minimum age and service conditions specified in Section 2.1(a) hereof shall commence participation in the Plan on the next to occur of:

                  (1) the first day of the first Plan Year beginning after the date on which such Eligible Employee satisfies such conditions; or

                  (2) July 1 of the current Plan Year after the date on which such Eligible Employee satisfied such conditions, unless a Separation from Service for such Eligible Employee shall occur before the date referred to in (i) or (ii) above, whichever is applicable.

         2.2 CHANGE IN ELIGIBILITY. A Participant who ceases to be an Eligible Employee for any reason shall again become a Participant when he again becomes an Eligible Employee.

         2.3 REEMPLOYMENT. A Participant who has a Separation from Service and who subsequently is reemployed by the Employer before five Breaks in Service will become a Participant immediately upon his reemployment, provided that he is then an Eligible Employee.

         2.4 CURRENT EMPLOYEES. Employees who meet the eligibility requirements of Section 2.1(a) as of May 15, 2002 shall automatically become Participants in the Plan as of the Effective Date.

                                  ARTICLE III

                           CONTRIBUTIONS TO THE TRUST

         3.1 EMPLOYER CONTRIBUTIONS. The Employer may make a Contribution for any Plan Year. The amount of the Employer's Contribution shall be determined by a resolution of the Board of Directors, adopted on or before the date prescribed by law (including extensions) for filing the Employer's tax return for the fiscal year which corresponds to the Plan Year for which such Employer Contributions are being made. Employer Contributions each Plan Year shall in the aggregate at least equal the amount required to make all ESOP Loan amortization payments for each Plan Year. To the extent that the Employer Contributions are not used to make an ESOP Loan amortization payment, such contributions, at the Employer's option, may be made in cash or in shares of Company Stock.

         Contributions made by each Employer shall be determined and paid separately. However, contributions by all Employers, together with forfeitures pursuant to Section 7.1(c), shall be consolidated in determining the allocation of Available Shares to Participant Accounts. On the basis of the information furnished by the Administrator, the Trustee shall keep such separate books and records concerning the affairs of each Employer and as to the Company

Stock Accounts of the Employees of each Employer as shall be necessary to carry out the provisions of the Plan or as agreed upon in writing by the Administrator and the Trustee.

         3.2 TIME FOR MAKING CONTRIBUTIONS. Employer Contributions shall be made in one or more installments during the Plan Year or as soon as practicable after the close of the Plan Year. Notwithstanding the foregoing, in no event shall Employer Contributions be made later than the date prescribed by law (including extensions) for filing the Employer's tax return for the fiscal year which corresponds to the Plan Year for which such Employer Contributions are being made; provided, however, that in the event that an ESOP Loan is outstanding, such contribution shall be paid to the Trustee not later than the principal and interest payment due date.

         3.3 DIVIDENDS. Any dividends received by the Trust which are attributable to shares of Company Stock which were previously allocated to Participants' Company Stock Accounts shall be credited to Participants' Company Stock Accounts on a pro rata basis in accordance with the total number of such shares in each Participant's Company Stock Account as of the record date of the dividend. Any dividends received by the Trust which are attributable to shares of Company Stock acquired with the proceeds of an ESOP Loan and held in the ESOP Loan Suspense Account shall be used by the Trustee to repay an ESOP Loan.

                                   ARTICLE IV

                                   ESOP LOANS

         4.1 IN GENERAL. The Trustee shall enter into an ESOP Loan at the direction of the Administrator and such ESOP Loan shall be in conformity with the provisions hereof. An ESOP Loan shall be primarily for the benefit of Plan Participants and their Beneficiaries. When an ESOP Loan is made, its terms must be at least as favorable to the Trust as the terms of a comparable loan resulting from arm's-length negotiations between independent parties, and the interest rate for an ESOP Loan and the price of Company Stock acquired with the proceeds of an ESOP Loan must not be such that Plan assets might be insufficient to meet the liquidity and financial needs of the Plan. Each ESOP Loan shall be for a specific term and shall bear a reasonable rate of interest. An ESOP Loan may be secured by a pledge of the Company Stock acquired with the proceeds of the ESOP Loan (or acquired with the proceeds of a prior ESOP Loan which is being refinanced). No other Trust assets may be pledged as collateral for an ESOP Loan, and no lender shall have recourse against Trust assets other than (a) collateral given for the ESOP Loan, (b) Employer Contributions, and (c) earnings attributable to such collateral and the investment of such Employer Contributions. An ESOP Loan shall not be payable on demand except in the event of default. The value of Trust assets transferred in satisfaction of an ESOP Loan which is in default shall not exceed the amount of the default. If the lender is a disqualified person within the meaning of section 4975(e)(2) of the Code, the ESOP Loan must provide for a transfer of Trust assets on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the ESOP Loan. Payments of principal and/or interest on any ESOP Loan shall be made by the Trustee only from Employer Contributions, from earnings attributable to such Employer Contributions, from any cash dividends received by the Trust with respect to Company Stock acquired with the proceeds of an ESOP Loan and, in appropriate circumstances as determined by the Administrator, from the proceeds from the disposition of Company Stock acquired with the proceeds of an ESOP Loan.

         4.2 ESOP LOAN PROCEEDS. The Trustee shall use the proceeds of an ESOP Loan within a reasonable time after receipt to acquire Company Stock or to repay a prior ESOP Loan, as directed by the Administrator. In acquiring Company Stock, the Administrator and Trustee shall take all appropriate and necessary measures to ensure that the Trust pays no more than "adequate consideration" (within the meaning of section 3(18) of ERISA and the regulations thereunder) for such securities. All Company Stock acquired with the proceeds of an ESOP Loan shall be placed in an ESOP Loan Suspense Account established by the Trustee and will be retained in an ESOP Loan Suspense Account until such time as such Company Stock is released and allocated to the Company Stock Accounts of Participants. To the extent required for the purpose of pledging such Company Stock as collateral for the ESOP Loan, the shares held as collateral in the ESOP Loan Suspense Account shall be physically segregated from other Trust assets. Any pledge of Company Stock must provide for the release of the securities so pledged as payments on the ESOP Loan are made by the Trustee and for such securities to be allocated to the Company Stock Accounts of Participants pursuant to Sections 5.2 and 5.3.

         4.3 PUTS, CALLS AND OTHER RESTRICTIONS. Except as otherwise permitted by section 409(1) of the Code and regulations promulgated thereunder, no Company Stock acquired with the proceeds of an ESOP Loan shall be subject to any put, call or other option or any buy-sell or similar agreement while held by and when distributed from the Trust, whether or not the Plan constitutes an "employee stock ownership plan" within the meaning of section 4975(e)(7) of the Code at such time and whether or not the ESOP Loan has been repaid at such time.

                                   ARTICLE V

                             ESOP LOAN REPAYMENT AND
                          ALLOCATIONS OF COMPANY STOCK

         5.1 ESOP LOAN REPAYMENT. The Trustee shall make each ESOP loan amortization payment from the following sources in the manner and order of priority as follows:

                  (a) Dividends on Company Stock held in the ESOP Loan Suspense Account;

                  (b) Employer Contributions to the extent such contributions are designated as contributions to make an ESOP loan amortization payment;

                  (c) Earnings attributed to the investment of Employer Contributions.

The Trustee shall apply such amounts, as directed by the Administrator, to pay principal and interest on the ESOP Loan, provided that to the extent Employer Contributions are to be used, they shall first be applied to pay any accrued interest on the ESOP Loan.

         5.2 RELEASE FROM ESOP LOAN SUSPENSE ACCOUNT. As of the last day of each Plan Year, there shall be released from the ESOP Loan Suspense Account the number of shares of Company Stock determined for each ESOP Loan under (a) or (b) below. The Administrator shall determine for each ESOP Loan whether shares will be released under (a) or (b) below, and once the Administrator has selected the method of release for a particular ESOP Loan, that method cannot be changed. The Administrator will instruct the Trustee in writing as to the method that will be used, the number of shares that will be released as a result of ESOP Loan payments for each Plan Year, and the number of shares to be allocated to the Company Stock Account of each Participant.

                  (a) Principal/Interest Method. The total number of shares released under this method shall equal the product of the number of shares of Company Stock held in the ESOP Loan Suspense Account with respect to such ESOP Loan immediately prior to the release multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid by the Trust on the ESOP Loan for the Plan Year. The denominator of the fraction shall be the sum of the numerator plus the principal and interest to be paid on such ESOP Loan for all future payments. The number of future payments under such ESOP Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the effective interest rate under the ESOP Loan is variable, the interest to be paid in future periods must be computed by using the interest rate applicable as of the due date of the current amortization payment.

                  (b) Principal Only Method. The total number of shares released under this method shall equal the product of the number of Shares of Company Stock held in the ESOP Loan Suspense Account with respect to such ESOP Loan immediately prior to the release multiplied by a fraction. The numerator of the fraction shall be the amount of principal paid by the Trust on the ESOP Loan for the Plan Year. The denominator of the fraction shall be the total principal amount of the ESOP Loan. This method may be used only to the extent that: (i) the ESOP Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (ii) interest included in any payment on the ESOP Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (iii) the entire duration of the ESOP Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the ESOP Loan.

         5.3 ALLOCATION OF COMPANY STOCK.

         (a) Allocation of Employer Contributions. As of the last day of the Plan Year, Available Shares shall be allocated to the Company Stock Accounts of
(i) all Participants who are employed on the last day of the Plan Year and (ii) all Participants who separated from service during the Plan Year by reason of retirement, death or disability. The allocation of Available Shares shall be made in the ratio of a Participant's Compensation for the Plan Year to the Compensation of all Participants for the same Plan Year.

         (b) Special Release Allocation. In the event of any ESOP Loan payment with the proceeds of the sale of assets of the ESOP Loan Suspense Account, any assets released from the ESOP Loan Suspense Account shall be allocated, subject to the limitations of section 415 of the Code, to each Participant employed by the Employer on both the last day of the month preceding the effective date of the release of the assets ("Measuring Date") and the effective date of the release of the assets in the same proportion as the total balance of such Participant's Company Stock Account as of the Measuring Date bears to the aggregate balances as of the Measuring Date of all such Participants' Company Stock Accounts, and to the extent any such allocation to the credit of a highly compensated employee, as defined in section 414(q) of the Code, exceeds an amount permitted under section 401(a)(4) of the Code, such excess shall be allocated to the eligible Participants in a manner which will satisfy the requirements of section 401(a)(4) of the Code.

         If upon the completion of such allocation there are assets remaining in the ESOP Loan Suspense Account which cannot be allocated by virtue of the limitations of section 415 of the Code, such remaining assets (to the extent permitted by the Code and ERISA) shall be held in the

ESOP Loan Suspense Account until allocated in a succeeding year in accordance with section 415 of the Code.

         5.4 LIMITATIONS ON CONTRIBUTIONS AND BENEFITS.

         (a) Limit on Annual Additions. The Annual Addition to a Participant's Account for any Plan Year shall not be more than the lesser of (a) $40,000 or
(b) 100% of the Participant's Compensation for the Plan Year.

         (b) Special Rule. For purposes of the limitation on Annual Additions set forth in Section 5.4(a), the Plan shall be administered to comply with the provisions of section 415(c)(6) of the Code and of Treasury Regulation ss.ss. 1.415-(g) and 1.415-7(a)(12), such that if in any Plan Year no more than one-third of the Employer Contributions to the Plan are allocated to Participants who are highly compensated employees (within the meaning of section 414(q) of the Code), the limitations imposed under this Article V shall not apply to the allocation of Company Stock acquired with the proceeds of an ESOP Loan resulting from the reallocation of forfeitures or interest payments under an ESOP Loan.

         (c) Excess Contributions. To the extent that contributions to the Plan, when combined with contributions to TBC401(k), exceed the applicable contribution limits set forth in section 415 of the Code, contributions under the Plan shall be reduced to the extent necessary to comply with the applicable contribution limits and the excess, if any, held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year to all Participants in the Plan in accordance with the rules provided in Treasury Regulation ss. 1.415-6(b)(6)(i). In the event a Participant of the Plan is also a participant at any time in another defined contribution plan (as defined in section 414(i) of the Code) maintained by the Company, the sum of the Annual Additions for all such plans in any Plan Year shall not exceed the limitations set forth in Section 5.4(a) and (b). To the extent a Participant's Annual Additions exceeds such limits, these limitations shall first be applied to reduce the Annual Additions under all other defined contribution plans before being applied to reduce allocations to the Participant's Company Stock Account.


         6.1 ESTABLISHMENT OF ACCOUNTS. The Administrator shall establish and cause to be maintained in the Trust a Company Stock Account for each Participant, which shall be credited with his allocable share of Company Stock (including fractional shares) pursuant to Section 5.3.

         6.2 VALUATION OF ACCOUNTS. The value of each Participant's Account may be adjusted intermittently in the discretion of the Trustee and shall be adjusted annually as of the last day of each Plan Year, in accordance with provisions established by the Administrator, consistently followed and uniformly applied, to reflect income, gains, and losses of the Trust (including unrealized gains and losses). A Participant's Account which is to be distributed to the Participant or a designated Beneficiary will be valued as provided in Section
7.2 as soon as administratively feasible after the Administrator (and, if applicable, any third party administrator retained by the Administrator) receives written notice that distribution is to be made. In addition, the assets of the Plan shall be valued on the last day of the Plan Year. All valuations of Company Stock will be made at Fair Market Value.

         6.3 PRE-RETIREMENT DIVERSIFICATION. A Participant who has attained age 55 and who has completed ten years of participation in the Plan may elect, within 90 days after the close of such Plan Year in which such Participant first attains age 55 and completes ten years of participation in the Plan and at the close of the five consecutive subsequent Plan Years (all such Plan Years hereinafter referred to as the "qualified election period"), to diversify the assets in his Company Stock Account by directing the Administrator to transfer to the TBC401(k), for the first five Plan Years of the qualified election period, 25% of, and, for the last Plan Year of the qualified election period, 50% of his Company Stock Account (to the extent such portion exceeds the amount to which all prior elections under this Section applies plus Company Shares previously distributed or transferred) to be invested, as the Participant directs, in one or more of the investment options available under the TBC401(k). If there are fewer than three investment options available under the TBC401(k), the Administrator shall satisfy the diversification requirements of section 401(a)(28) of the Code by distributing the appropriate portion of the Participant's Company Stock Account to the Participant in cash. The Administrator shall comply with the applicable deadlines and other provisions of section 401(a)(28) of the Code, or any successor provision thereto, in administering this Section 6.3. Notwithstanding the foregoing if the fair market value of the Company Stock allocated to the Participant's Company Stock Account is $500 or less as of the last day of the calendar month immediately preceding the first day of the qualified election period, then such Participant shall not be entitled to an election under this subsection 6.3 for that qualified election period.

                                   ARTICLE VII

                                     VESTING

         7.1      EMPLOYER CONTRIBUTIONS.

         (a) A Participant's Company Stock Account will become fully vested upon his death, Disability, Normal Retirement Date or involuntary termination of employment, without cause, by the Employer.

         (b) A Participant who has not met the requirements of Section 7.1(a) at the time of his Separation from Service shall be vested and have a non-forfeitable interest in his Company Stock Account in accordance with the following schedule:

                    Number of Years
                      of Service                              Vested Percentage
                 ------------------                           ------------------
                 Less than 1                                          0%
                           1                                         20%
                           2                                         40%
                           3                                         60%
                           4                                         80%
                           5 or more                                100%

         (c) If a Participant described in subsection (b) is not 100% vested in his Company Stock Account, the nonvested portion of his Account shall be forfeited upon the earlier to occur of the distribution of benefits from the Plan under Article VIII hereof, or the occurrence of five Consecutive One-Year Breaks in Service; provided, however, that Company Stock in such Participant's Company Stock Account shall be forfeited only after other assets in such account. Forfeitures from Participants' Accounts shall be reallocated to the accounts of remaining Participants in the same manner as Employer Contributions made pursuant to Section 5.3.

         (d) If a Participant receives a distribution from the Plan on account of his Separation from Service, any forfeiture under subsection (c) above shall be restored to his Company Stock

Account if he is reemployed by the Employer, again becomes a Participant, and repays in the number of shares of Company Stock the number of shares of Company Stock distributed, determined as of the date of distribution. Such repayment must be made before the earlier of the date which is five years after the Participant's re-employment, or the date on which the Participant incurs five consecutive One-Year Breaks in Service commencing after the distribution.

         7.2 ACCOUNT BALANCE. For purposes of Section 7.1, the balance in a Participant's Account shall be determined as of the last day of the calendar quarter in which the date the Separation from Service occurs.

         7.3 SERVICE CREDIT: BREAKS IN SERVICE. A Participant who is re-employed after having incurred one or more Breaks in Service shall be credited with all Years of Service completed by such Participant before and after the Breaks in Service for purposes of Determining the Participant's vested interest under Section 7.1.

                                  ARTICLE VIII

                            DISTRIBUTION OF BENEFITS

         8.1      METHOD OF DISTRIBUTION.

         (a) Upon Retirement, Death or Disability. Subject to the following provisions of this Section 8.1, upon a Participant's retirement after reaching his Normal Retirement Date, Disability or death, the entire balance of his Company Stock Account shall be distributed to the Participant (or, in the event of his death, to his Beneficiary), as soon as practicable following the last day of the Plan Year in which occurs such retirement, Disability or death, subject, with respect to Disability, to Section 8.1(c), and shall be made in a lump sum payment. The Participant or

Beneficiary shall receive such distribution in whole shares of Common Stock plus cash in lieu of any fractional shares, or in cash, at the election of the Participant.

         (b) Upon Separation from Service Other than by Reason of Retirement, Death or Disability. Upon the Separation from Service of a Participant other than by reason of retirement after reaching Normal Retirement Date, Disability or death, the vested portion of his Company Stock Account shall be distributed to the Participant as soon as practicable after the Separation from Service, subject to Section 8.1(c), and shall be made in a lump sum payment. The Participant shall receive such distribution in whole shares of Company Stock plus cash in lieu of any fractional shares, or in cash, at the election of the Participant.

         (c) Deferred Distributions. If a Participant whose vested Company Stock Account at the time of Separation from Service exceeds $5,000 does not consent to receive an immediate distribution of his benefits, his Company Stock Account shall remain in the Trust until the earlier of the date the Participant attains age 65 or the Participant elects to receive a distribution of his Account. The Account shall be charged with any maintenance fee charged by the recordkeeper. Distribution shall be made in a lump sum payment in whole shares of Company Stock plus cash in lieu of any fractional shares, or in cash, at the election of the Participant.

         (d) Required Beginning Date. Notwithstanding anything in the Plan to the contrary, a Participant's distribution shall begin no later than (1) the first day of April of the calendar year following the later of (A) the calendar year in which the Participant attains or would have attained age 70-1/2 or (B) the calendar year in which the Participant terminates employment; or (2) in the case of a participant who is a "five-percent owner" (as that term is defined in Section 416(i)(1)(3)(i) of the Code), the first day of April of the calendar year in which he attains age 70-1/2.

         (e) Commencement of Distribution of Benefits. Except as otherwise provided in paragraph (d) hereof, or unless a Participant otherwise elects, in no event shall the payment of benefits to a Participant who has a Separation from Service begin later than the 60th day after the close of the Plan Year in which the latest of the following events occur: (i) the Participant attains Normal Retirement Age, (ii) the 10th anniversary of the year in which the Participant commenced participation in the Plan or (iii) the Participant has a Separation from Service. Notwithstanding the foregoing, should an earlier payment date be required by Section 409(o) of the Code, such earlier date shall apply.

         (f) Distribution of Benefits in Cash. For purposes of Sections 8.1(a), 8.1(b) and 8.1(c), in the event a Participant elects to receive cash for the distribution of his benefits, the Participant shall receive such distribution in cash in the amount of the gross sales proceeds, less expenses of the sale, resulting from the sale of the shares of Stock in Participant's Account determined as of the last day of the calendar quarter in which Separation from Service occurs, or, in the event of a deferred distribution pursuant to Section 8.1(c), resulting from the sale of the shares of Stock in the Participant's Account determined at the earlier of the date the Participant obtains age 65 or the date the Participant elects to receive a distribution of his Account.

         8.2 DESIGNATION OF BENEFICIARY. Each Participant shall have the right, with the consent of his Spouse if he is married, to designate on forms provided by the Administrator a Beneficiary or Beneficiaries to receive the benefits provided by the Plan in the event of his death, and shall have the right to revoke the designation, or, with the consent of his Spouse if he is married, to substitute another Beneficiary or Beneficiaries. No spousal consent shall be required under the preceding sentence to designate the Spouse as the Beneficiary. The consent of the Spouse shall be in writing, shall be notarized and shall acknowledge the effect of the consent. If upon the death of a Participant or at the time any benefit payment is due to a Beneficiary, there is no valid designation of Beneficiary on file with the Administrator, the Administrator shall designate the Participant's Spouse as the Beneficiary. If there is no Spouse or the Spouse consents in the manner provided above, the Beneficiary shall be the Participant's estate. For purposes of this paragraph, "Spouse" means the person to whom a Participant is married on the date of the Participant's death.

         8.3 INFANTS, INCOMPETENTS. If the Administrator determines that any person entitled to payments under the Plan is an infant or incompetent by reason of physical or mental disability, it may cause any payment due to such person to be made to any other person for the benefit of the original payee, without responsibility to follow the application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Employer, the Trustee, and the Administrator.

                                   ARTICLE IX

                            TRUST AND TRUST AGREEMENT

         9.1 TRUST AGREEMENT. The Company shall enter into a Trust Agreement, which shall be a part of the Plan. All contributions made pursuant to
Article III shall be paid to the Trustee. All such payments and increments thereon shall be held and disbursed in accordance with the provisions of the Plan and the Trust Agreement, as each shall be applicable in the circumstances. No person shall have any interest in, or right to, any part of the funds held by the Trustee except as expressly provided in the Plan or Trust Agreement.

         9.2 TRUST SOLE SOURCE OF BENEFITS. The Trust shall be the sole source of benefits under the Plan, and each Participant, Beneficiary or any other person who shall claim the right to any payment of benefit under the Plan shall be entitled to look only to the Trust for such payment or benefit, and shall not have any right, claim or demand therefor against the Employer or any employee, officer or Director of the Employer.

                                   ARTICLE X

                                 ADMINISTRATION

         10.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Company shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

                  (a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Employees, Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions.

                  (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

                  (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

                  (d) Direct the Trustee with respect to the eligibility of any Employee as a Participant and the crediting and distribution of the Trust, which are to be made only upon the basis of instructions from the Company pursuant to the terms of the Plan.

                  (e) Establish and carry out a funding policy and method consistent with the objectives of the Plan and ERISA, pursuant to which the Company shall determine the Plan's liquidity and financial needs and communicate them to the Trustee (or other fiduciaries who are charged with determining investment policy).

         10.2 COMPANY ADMINISTRATION. The Plan shall be operated and administered on behalf of the Company by an Administrator. The Company shall have the right to designate and appoint as Administrator a financial institution or the ESOP Committee, pursuant to Section 10.3, to operate and administer the Plan on behalf of the Company. The Administrator shall be deemed to be a "Named Fiduciary" for purposes of ERISA, and shall be governed by the following:

         (a)      In the absence of any designation to the contrary pursuant to
Section 10.3, and subject to the power to delegate pursuant to this Section, the Administrator shall be the Board of Directors of the Company.

         (b) Except as the Board of Directors shall otherwise expressly determine, the Administrator shall have full authority to act for the Company before all persons in any matter directly pertaining to the Plan, including the exercise of any power or discretion otherwise granted to the Company pursuant to the terms of the Plan, other than (if the Administrator is not the Board of Directors) the power to amend or terminate the Plan, to determine Employer Contributions, to affect the employer-employee relationship between the Company and any Employee, and to retain and/or discharge the Trustee, all of which powers are reserved to the

Company unless expressly granted to the Administrator by the Board of Directors. Fiduciary duties, powers and responsibilities (other than those reserved to the Trustee, with respect to management or control of Trust assets) may be allocated among the fiduciaries (if there be more than one) to whom such duties, powers and responsibilities have been delegated, so long as such allocation is pursuant to action of the Board of Directors or by written agreement executed by the involved fiduciaries and approved by the Board of Directors, in which case, except as may be required by ERISA, no such fiduciary shall have any liability, with respect to any duties, powers or responsibilities not allocated to him, for the acts or omissions of any other fiduciary. Any person may serve in more than one fiduciary capacity under the Plan, including those of Administrator and Trustee.

         (c) The Administrator may appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan; the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon the advice or opinion of such firms or persons. The Administrator shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. The Administrator shall not be liable for any act or omission of any person to whom the Administrator's duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to him, except to the extent required by ERISA.

         (d) The Administrator shall use ordinary care and diligence in the performance of its duties pertaining to the Plan, but, except to the extent required by ERISA, no member of the Administrator shall incur any liability: (1) by virtue of any contract, agreement, bond or other instrument made or executed by him or on his behalf as a member of the Board and/or Committee, (2) for any act or failure to act, or any mistake or judgment made, by him with respect to the business of the Plan, unless resulting from his gross negligence or willful misconduct, or (3) for the neglect, omission or wrongdoing of any other member of the Board and/or Committee or of any person employed or retained by the Board and/or Committee. The Company shall indemnify and hold harmless each member from the effects and consequences of his acts, omissions and conduct in his official capacity with respect to the Plan, except to the extent that such effects and consequences shall result from his own willful misconduct or gross negligence. The right of any person to indemnification hereunder shall be in addition to, and shall not limit, any rights of indemnification afforded to such person under any provision of the Employer's by-laws or articles or certificate of incorporation, or under any other document, or under applicable law.

         (e) The Plan may purchase, as an expense of the Plan, liability insurance for the Plan and/or for its fiduciaries to cover liability or losses occurring by reason of an act or omission of a fiduciary, providing such insurance contract permits recourse by the insurer against the fiduciary in the case of breach of fiduciary obligation by such fiduciary. Any fiduciary may purchase, from and for his own account, insurance to protect himself in the event of a breach of fiduciary duty and the Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan.

         (f) Nothing in the Plan shall be construed so as to prevent any fiduciary from (1) receiving any benefit to which he may be entitled as a Participant or Beneficiary, or (2) receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly incurred in the performance of his duties under the Plan (except that no person so serving who receives compensation as an Employee shall receive compensation from the Plan, except for reimbursement of expenses properly incurred), or (3) serving as a fiduciary in addition to being an officer, employee, agent or other representative of the Company or any related entity.

         10.3 ESOP COMMITTEE. The Board of Directors of the Company shall have the right to designate and appoint a committee to be known as the ESOP Committee, as Administrator. Except to the extent that the Board of Directors has retained any power or authority, or allocated duties and responsibilities to another administrator or other fiduciary, the Committee shall have full power and authority to administer and operate the Plan in accordance with its terms and in particular the authority contained in this Article X, and, in acting pursuant thereto, shall have full power and authority to deal with all persons in any matter directly connected with the Plan, including, but not limited to, the Trustee, other fiduciaries, insurance companies, investment advisors, other advisors and specialists, Participants, Beneficiaries and their representatives, in accordance with the following provisions:

         (a) The Committee shall consist of one or more individuals designated by resolution of the Board of Directors. Subject to his right to resign at any time, each member of the Committee shall serve at the pleasure of the Board of Directors, and the Board may appoint, and may revoke the appointment of, additional members to serve with the Committee as may be determined to be necessary or desirable from time to time. Each member of the Committee, by accepting his appointment to the Committee, shall thereby be deemed to have accepted all of the duties and responsibilities of such appointment, and to have agreed to the faithful performance of his duties thereunder.

         (b) The Committee shall adopt such formal organization and method of operation as it shall deem desirable for the conduct of its affairs. The Committee shall act as a body, and the individual members of the Committee shall have no powers and duties as such, except as provided herein; the Committee shall act by vote of a majority of its members at the time in office, either at a meeting or in writing without a meeting.

         (c) Except as set forth in Section 10.9, the determination of the Committee on any matter pertaining to the Plan within the powers and discretion granted to it shall be final and conclusive on the Company, the Trustee, all Participants and Beneficiaries and all those persons dealing with the Plan.

         (d) Unless otherwise determined by the Company, the members of the Committee shall serve without compensation for services as such, but all expenses of the Committee shall be paid for in accordance with Section 10.8; such expenses shall include any expenses incident to the administration and operation of the Plan and to the functioning of the Committee, including, but not limited to, fees and other compensation to firms or persons retained for advice and assistance pursuant to Section 10.2(c).

         (e) The Committee shall have the same powers of appointment and delegation as are set forth in Section 10.2(c).

         10.4 MUTUAL EXCLUSION OF RESPONSIBILITY. Neither the Trustee nor the Company shall be obliged to inquire into or be responsible for any act or failure to act, or the authority therefor, on the part of the other.

         10.5 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Company, the Administrator or the Trustee are required or permitted, such action shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of officers, shareholders or highly compensated employees, as defined in section 414(q) of the Code.

         10.6 FIDUCIARY STANDARD. Each fiduciary under the Plan shall discharge its duties with respect to the Plan solely in the interests of the Participants and Beneficiaries and:

                  (a) For the exclusive purpose of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan;

                  (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                  (c) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.

         10.7 LITIGATION. In any action or judicial proceeding affecting the Plan and/or the Trust, it shall be necessary to join as parties only the Trustee and the Company. Except as may be otherwise required by law, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         10.8 PAYMENT OF ADMINISTRATION EXPENSES. Expenses incurred in the administration and operation of the Plan shall be paid by the Trustee out of the Trust, unless the Company, in its discretion, agrees to pay them.

         10.9 CLAIMS PROCEDURE. In the event that any Participant or Beneficiary (hereinafter referred to as the "Claimant") believes that he is entitled to a benefit under the Plan, and such benefit has not been paid or commenced, or if such benefit has been paid or commenced under terms or in an amount with which the Claimant is not in agreement, the Claimant shall have the right to file a written claim with the Company setting forth the reason he believes he is entitled to the benefit, or setting forth the nature of his dispute with the terms or amount of the benefit, as the case may be. Such claim shall be delivered or mailed to the Company (to the attention of the President or such other person as shall have been delegated to receive such claim).

         Unless it is determined that the matter is to be resolved in accordance with the wishes of the Claimant as set forth in the claim, the Administrator shall provide the Claimant with a written notice setting forth the specific reason or reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure. If such a notice has not been provided to the Claimant within 90 days after the claim was received by the Company, and the claim has not been granted within such period of time, the claim shall be deemed denied and the Claimant shall be entitled to institute review procedures as hereinafter set forth, except that the 90 day period may in special circumstances be extended to 180 days provided that the Company so notifies the Claimant, before expiration of the initial 90-day period, in a written notice setting forth the reason for the extension and the estimated decision date.

         For a period of 60 days following the date on which a Claimant has been provided with a notice of denial as aforesaid, the Claimant may appeal the denial by submitting to the Administrator a written request for a review by the Administrator of the denial. At any time prior to the filing of such an appeal, the Claimant shall have a right to review all pertinent documents (which shall be made available to the Claimant during normal business hours at his place of employment or such other place as may be reasonably designated by the Company). The Claimant shall have the right to submit to the Administrator, at any time during the pendency of the review procedure, any written statement of issues and comments which the Claimant believes is relevant for the Administrator to consider. A decision by the Administrator shall be made promptly, and not later than 60 days after the Administrator's receipt of the request for review, unless special circumstances require an extension of time for processing, and the Administrator so notifies the Claimant in writing prior to the expiration of the initial 60-day period, in which case a decision shall be rendered as soon as possible but not later than 120 days after such receipt of a request for review. The Administrator's decision shall be set forth in writing and delivered to the Claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The

Administrator's decision shall be final and binding on the Company, the Claimant, and all other parties claiming any interest under the Plan, and their heirs and assigns.

         Any references herein to the "Claimant" shall be deemed to include any person named by the Claimant as his duly authorized representative, provided that such representative delivers to the Company a written power of attorney or if he satisfies the Company that he has been duly authorized to act for the Claimant.

                                   ARTICLE XI

                               TENDERS AND VOTING

         11.1     TENDERS FOR COMPANY STOCK.

         (a) Each Participant (or, in the event of his death, his Beneficiary), as a Named Fiduciary, has the right to direct the Trustee as hereinafter set forth.

                  (1) With respect to a tender or exchange offer for shares of Company Stock, each Participant shall have the right, to the extent of the number of shares of Company Stock held in the Participant's Company Stock Account, to direct the Trustee in writing as to the manner in which to respond to such an offer.

                  (2) If the Trustee receives an offer (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any shares of Company Stock (including any class of securities into which Company Stock may be converted) held by the Trustee in the Trust (hereinafter referred to as an "Offer"), the Trustee shall furnish to each Participant prompt notice of such Offer and such information as will be distributed to stockholders of the Company in connection with any such Offer, together with a form for providing instructions. Upon receipt of such instructions from Participants within the time period as may reasonably be specified by the Trustee, the Trustee shall respond as instructed by each Participant with respect to Company Stock held in the Participant's Company Stock Account.

                  (3) The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including the Company, Directors, officers or employees of the Company, or the Administrator; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan, it being the intent of this provision of Section 11.1 that the Company (and its Directors, officers or employees) or the Administrator cannot determine the direction given by any Participant.

                  (4) If, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow instructions respecting the withdrawal of securities from such Offer in the same manner and the same proportion as shall be received by the Trustee, within the time period as may reasonably be specified by the Trustee, from the Participants, as Named Fiduciaries, entitled under this paragraph to give instructions as to the sale, exchange or transfer of securities pursuant to such Offer.

         (b) If the Trustee receives an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust (including any class of securities into which Company Stock may be converted), each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as provided by subparagraph (a) of this Section 11.1) with respect to the largest portion of his Company Stock Account as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall instruct the Trustee, within the time period as may reasonably be specified by the Trustee, pursuant to this Section to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the number of shares of Company Stock held in the Participants' Company Stock Accounts.

         (c) In the event an Offer for any Company Stock held by the Trustee in the Trust (including any class of securities into which Company Stock may be converted) shall be received by the Trustee and the Participants shall be entitled to direct the Trustee to accept, reject or withdraw an acceptance of such Offer pursuant to subsections 11.1(a) or (b), (i) the Company and the Trustee shall not interfere in any manner with the decision of any Participant regarding the action of the Participant with respect to such Offer (hereinafter referred to as an "Investment Decision"), and the Trustee shall arrange for such Investment Decision to be made and communicated to the Trustee on a confidential basis; (ii) the Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of the Plan and Trust Agreement relating to the right of Participants to direct the Trustee with respect to Company Stock subject to such Offer, including the obligation of the Trustee to tender or exchange shares of unallocated Company Stock in proportion to Company Stock held in

Participants' Company Stock Accounts for which instructions are received, and of the obligation of the Trustee to follow such directions; (iii) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications directed generally to the owners of the securities to whom such Offer is made or is available; and (iv) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications that the Trustee may receive, if any, from the persons making the Offer or any other interested party (including the Company) relating to the Offer. The Company and the Administrator shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any communications or distributions to Participants. In no event shall the communications to Participants by the offeror, the Company or other interested parties or public communications directed generally to the owners of the securities which are the subject of an Offer be deemed to be interference in the making of an Investment Decision by any Participant.

         11.2     VOTING COMPANY STOCK.

         (a) Each Participant (or, in the event of his death, his Beneficiary), as a Named Fiduciary, has the right to direct the Trustee as hereinafter set forth.

         (b) (i) Each Participant shall have the right to direct the Trustee as to the manner in which shares of Company Stock held in the Participant's Company Stock Account are to be voted on each matter brought before an annual or special stockholders' meeting of the Company, or other event entitling holders of Company Stock to vote.

                  (ii) Before each annual meeting or special meeting of the Company, or other event entitling holders of Company Stock to vote, the Trustee shall send or cause to be sent to each Participant (or Beneficiary) a copy of the proxy solicitation material, as provided by the Company, together with a form requesting confidential instruction on how such Participant's shares of Company Stock shall be voted on each such matter. Upon receipt of such instructions from Participants within the time period as may reasonably be specified by the Trustee, the Trustee shall on each such matter vote as directed by Participants the number of Participants' shares (including fractional shares) of Company Stock held in Participants' Company Stock Accounts.

                  (iii) The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including the Company, Directors, officers or employees of the Company, or the Administrator; provided, however, that to the extent necessary for the operation of the Plan such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan, it being the intention of this provision of Section 11.2 that the Company (and its Directors, officers, or employees) or the Administrator cannot determine the instruction given by any Participant.

         (c) The Company and the Administrator shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any communications or distributions to Participants. Upon receipt by the Trustee of any information or assistance which the Trustee may reasonably request from the Company and the Administrator, the Trustee shall use its best efforts to: (i) communicate or cause to be communicated to all Participants the provisions of the Plan and the Trust Agreement relating to the right of Participants to direct the Trustee with respect to the voting of Company Stock and of the

Trustee's obligation to vote allocated shares for which direction is not received within the time period specified by the Trustee and unallocated Company Stock in proportion to shares of Company Stock held in Participants' Company Stock Accounts for which direction is received within the time period specified by the Trustee, and the Trustee's obligation to follow such instructions; (ii) distribute or cause to be distributed to Participants all communications directed generally to the owners of Company Stock entitled to vote; and (iii) distribute or cause to be distributed to Participants all communications that the Trustee may receive, if any, from any person soliciting proxies or any other interested party (including the Company) relating to the matters being presented for a vote by the stockholders of the Company. The Company, the Administrator and the Trustee shall not interfere in any manner with the Participant's determination how to vote shares for which he is the named fiduciary and shall arrange for such vote to be made and communicated to the Trustee on a confidential basis. In no event shall the communications to Participants with respect to matters being presented for a vote at a meeting of the stockholders of the Company by the Company or other interested parties or public communications directed generally to the stockholders of the Company be deemed to be interference in the making of a decision by any Participant as to the voting of Company Stock.

         11.3 INVALIDITY OF VOTING OR TENDER OFFER PROVISIONS. If a court of competent jurisdiction shall issue a final order, not subject to appeal or reconsideration or for which the time for appeal or reconsideration has expired, to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company, invalidate under ERISA or other applicable law in all circumstances or in any particular circumstances, any provision or provisions of Sections 11.1 or 11.2 regarding the manner in which Company Stock held in the Trust shall be tendered or voted or cause any such provision or provisions to conflict with ERISA or other applicable law, then, upon notice of such order to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of such Sections shall be given no further force or effect. In such circumstances the Trustee shall nevertheless have no discretion to tender or to vote Company Stock held in the Trust unless required under such order, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to tendering or voting, the Trustee shall nevertheless solicit instructions from Participants, as provided herein, and shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, instructions received from Participants within the time period as may reasonably be specified by the Trustee.

                                  ARTICLE XII

                                 TOP-HEAVY RULES

         12.1 GENERAL RULE. Notwithstanding anything in the Plan to the contrary, the provisions of this Article XII are included in the Plan pursuant to section 401(a)(10)(B)(ii) of the Code and will apply only in the event that the Plan is determined to be a "top-heavy plan" under section 416(g) of the Code for any Plan Year.

         12.2     DEFINITIONS. For purposes of this Section:

         (a) A "top-heavy plan" is (i) a plan in which, as of the determination date, the aggregate of accounts (or, in the case of a defined benefit plan, the present value of cumulative accrued benefits) of key employees under the plan exceeds 60% of the aggregate of the accounts (or the present value of cumulative accrued benefits) of all employees under the plan; and (ii) each plan which is required to be included in an aggregation group under section 416(g)(2) of the

Code, if such group is a top-heavy group. The determination of whether a plan is top-heavy shall be made in accordance with section 416(g) of the Code;

         (b) A "key employee" is a person described in section 416(i) of the Code;

         (c) A "non-key employee" is any employee who is not a key employee;

         (d) "Company" includes all employers aggregated under sections 414(b), (c) and (m) of the Code;

         (e) The "determination date" with respect to a Plan Year is (i) in the case of the first Plan Year, the last day of such Plan Year, or (ii) the last day of the preceding Plan Year. When more than one plan is aggregated, the determination of whether the plans are top-heavy shall be made at a time consistent with regulations issued by the Secretary of the Treasury;

         (f) The "valuation date" for determining the value of plan accounts under this Section shall be the same date as the determination date.

         12.3 AGGREGATION GROUPS. In determining whether the Plan is top-heavy, the following plans shall be aggregated:

                  (a) all plans of the Company in which a key employee participates, and

                  (b) each other plan of the Company which enables any plan described in (a) to meet the requirements of section 401(a)(4) or 410 of the Code.

The Company may, in its discretion, aggregate with the plans described in (a) and (b) of this Section 12.3 any other plans of the Company, provided the resulting group of plans satisfies sections 401(a)(4) and 410 of the Code.

         12.4     MINIMUM CONTRIBUTION REQUIREMENT.

         (a) In each Plan Year in which a minimum contribution to the Plan is required because the Plan is a top-heavy plan, it is intended that the Company will meet the minimum benefit and contribution requirements of section 416(c) of the Code by providing for each non-key employee a minimum benefit under the TBC401(k), provided each non-key employee is a participant in the TBC401(k), which complies with section 416(c)(2) of the Code. If the required minimum benefit is not provided by the TBC401(k), then in each Plan Year in which a minimum contribution is required, the contribution allocation under the Plan for each non-key employee will be at least 3% of the Participant's compensation for the Plan Year.

         (b) The percentage minimum contribution required under Section 12.4(a) shall in no event exceed the percentage at which contributions are made (or required to be made) under the Plan for the Plan Year for the key employee for whom such percentage is the highest for the Plan Year; provided, however, elective contributions on behalf of key employees shall be taken into account in determining the percentage minimum contribution required.

         (c) No minimum contribution will be required for a Participant under the Plan for any Plan Year if the Company maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such Participant in accordance with section 416(c) of the Code.

         12.5 VESTING SCHEDULE. As of the first day of any Plan Year in which the Plan has become "top-heavy," the vesting schedule in Section 7.1(b) shall be amended (with respect to any Employee who is credited with at least one Hour of Service after the Plan has become "top-heavy") to read as follows:

      Number of Years                     Vested
        of Service                      Percentage
      ---------------                   ----------

      Less Than Two Years                    0%
      Two Years                             20%
      Three Years                           40%
      Four Years                            60%
      Five Years                            80%
      Six Years of More                    100%

         If the Plan ceases to be "top-heavy," the Company Stock Account of a Participant who, at that time, has less than three Years of Service shall thereafter be determined under the vesting schedule in Section 7.1(b), instead of the vesting schedule in this Section 12.5, except that his vested percentage shall not be reduced below the nonforfeitable percentage that he had at the time the Plan ceased to be "top-heavy." If the Plan ceases to be "top-heavy," the Company Stock Account of a Participant who, at that time, has three or more Years of Service shall continue to be determined under the vesting schedule in this Section 12.5.

                                  ARTICLE XIII

                      AMENDMENT OR TERMINATION OF THE PLAN

         13.1 AMENDMENT. The Board of Directors shall have authority to amend the Plan, at any time and from time to time, in whole or in part, by adopting a resolution approving such amendment; provided, however, that no amendment shall impose new or increased duties or responsibilities upon the Trustee without the prior written consent of the Trustee to such amendment. The Board of Directors shall provide the Trustee with a copy of any such amendment. Any such amendment shall be binding upon all Employers. Such power to amend includes the right, without limitation, to make retroactive amendments referred to in section 401(b) of the Code. Notwithstanding the foregoing, no amendment of the Plan shall be effective to reduce the benefits of any Participant or his beneficiary accrued under the Plan on the effective date of the amendment, except to the extent that such reduction is permitted by ERISA or necessary to preserve the Plan's qualified status under the Code.

         13.2     PLAN TERMINATION; DISCONTINUANCE OF CONTRIBUTIONS.

         (a) The Board of Directors may, by written notice to the Trustee, terminate the Plan in its entirety. The Board of Directors may at any time require any Employer to withdraw from the Plan, and any Employer may voluntarily withdraw with the consent of the Board of Directors, and upon such withdrawal, the Plan, in respect of such Employer, shall be terminated.

         (b) Upon termination of the Plan with respect to the Employer, the Trustee shall allocate and segregate for the benefit of the Participants then or theretofore employed by such Employer their proportionate interest in the Trust Fund.

         (c) Any termination or partial termination shall be effective as of the date specified in the resolution providing therefor, if any, and shall be binding upon the Employer, the Trustee, the Administrator, all Participants and all parties in interest.

         (d) Upon a termination of the Plan in its entirety, each Participant shall be fully 100% vested in the balance of his Account, determined as of the date of such termination, and such benefit shall be nonforfeitable.

         (e) In the event of a partial termination of the Plan, the rights of all affected Participants to their Account balances, determined as of the date of such partial termination, shall be fully 100% vested.

         (f) Upon the termination of the Plan in its entirety, the Trustee shall:

                  (1) pay any and all expenses chargeable against the Trust to the extent of Trust assets available to pay such expenses;

                  (2)      determine, in accordance with the provisions of
         Section 7.2, the balance in each Participant's Account;

                  (3) repay the ESOP Loan, as the Trustee and the lender shall agree, and in the case of sale of shares of Company Stock held in the ESOP Loan Suspense Account, allocate to each Participant a portion of the balance of the proceeds remaining after repayment of the ESOP Loan. Each Participant's portion shall be determined by multiplying the remaining balance of the proceeds of sale by a fraction, the numerator of which is the Participant's Company Stock Account balance as of the date of termination of Plan, and the denominator of which is the aggregate Company Stock Account balances of all Participants in the Plan as of such date;

                  (4) pay over to each Participant, in accordance with the provisions of section 403(d)(i) of ERISA, the balance in his Account as soon as practicable after the Plan termination; and

                  (5) as an alternate to the payments provided under (iv) above, and at the direction of the Company, continue to maintain the Trust and Plan to pay benefits in accordance with the provisions of
         Article VIII, except that no Employee shall become a Participant on or after the effective date of such termination.

         (g) For purposes of this Section, the term "termination" shall include a complete discontinuance of contributions under the Plan.

                                  ARTICLE XIV

                                MILITARY SERVICE

         14.1 USERRA PROVISION. Notwithstanding any provision of this plan to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         15.1     NONREVERSION: RETURN OF CONTRIBUTIONS.

         (a) Except as provided in this Section, the assets of the Plan shall never inure to the benefit of any Employer, and shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries, and for defraying the reasonable expenses of administering the Plan.

         (b) In the case of the Employer Contribution which is made by mistake of fact, this Section shall not prohibit the return of the contribution to the Employer within one year after the payment of the contribution.

         (c) If the Employer Contribution is conditioned upon initial qualification of the Plan under section 401(a) of the Code, or any successor provision thereto (and the application for determination was made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of Treasury may prescribe), and if the Plan does not so qualify under section 401(a) of the Code, then this Section shall not prohibit the return of the contribution to the Employer within one year after the date of denial of qualification of the Plan.

         (d) If the Employer Contribution is conditioned upon the deductibility of the contribution under section 404 of the Code, or any successor provision thereto, then to the extent such contribution is disallowed, this Section shall not prohibit the return to the Employer of the contribution (to the extent disallowed), within one year after the disallowance.

         15.2 PLAN MERGER. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets or liabilities of the Trust to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of some or all of the Participants of the Plan, the assets of the Trust applicable to such Participants shall be transferred to the other trust fund only if such Participant would (if either the Plan or the other Plan had then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

         15.3 NO ASSIGNMENT OR ALIENATION. Except as provided in a "qualified domestic relations order" within the meaning of section 414(p) of the Code, the benefits under the Plan may not be assigned or alienated, except as allowed under 401(a)(13).

         15.4 NO EMPLOYMENT CONTRACT. The adoption of the Plan is not a contract between any Employer and any Employee, nor does it give any Employee any right to continue employment with any Employer, or interfere with the right of any Employer to discharge any Employee with or without cause.

         15.5 COMMUNICATIONS. Each Participant, former Participant, Beneficiary and dependent shall notify the Administrator in writing of such change in his post office address. Any communication, statement or notice to such person by the Employer, the Administrator, or the Trustee in connection with the Plan shall be sufficiently given or furnished if sent to such person


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

by first class mail, postage prepaid, addressed to him at his last post office address as disclosed by the records of the Administrator. Except as provided in
Section 14.9, the Employer, the Administrator, and the Trustee shall have no obligation to search for, or ascertain the whereabouts of, any such person.

         15.6 APPLICABLE LAW. The Plan shall be construed, administered and enforced according to ERISA and, to the extent state law is applicable and not preempted, according to the laws of the State of Delaware.

         15.7 DISQUALIFICATION OF THE EMPLOYER. If, after initial qualification, it is finally determined that the plan and the trust of any Employer no longer meet the requirements of section 401(a) of the Code, or any successor provision thereto, such Employer will no longer participate in the Plan and Trust as of the date of disqualification, and the assets of the Trust allocable to the Employer shall be aggregated as soon as possible after the date of final determination of disqualification and held as a separate fund.

         15.8     EMPLOYER ACQUISITIONS.

         (a) Notwithstanding any provision in the Plan to the contrary, if any Employer becomes the successor to the business of another company, by whatever form or manner, at a time when such other company is not the Employer, and if employees of such other company become employees of the Employer, the terms and conditions under which such employees may participate in the Plan shall be determined by the Board of Directors.

         (b) Provided such action does not result in discrimination prohibited by section 401(a) of the Code, the Board of Directors may waive or vary requirements for participation in the Plan by such employees and/or may provide that service with such other company shall be considered continuous service with the Employer for any or all purposes of the Plan.


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

         15.9 PARTICIPANTS WHO CANNOT BE LOCATED. The Administrator shall make a reasonable effort to locate all persons entitled to benefits under the Plan. Should the Administrator be unable to locate any person entitled to benefits, such benefits will be forfeited in accordance with Section 7.2(c) at the end of the fifth Plan Year following the Plan Year in which the person first becomes entitled to benefits under the Plan; provided, however, that the Company shall restore such person's benefit in the event the person is subsequently located. Before the Administrator can deem that a person cannot be located, the Administrator shall send a certified letter to such person at his last known post office address advising him of his entitlement to a payment or distribution under the Plan.

         15.10 INDEMNIFICATION. The Company may, by by-law, agreement, resolution, or otherwise, indemnify and reimburse for any liability and expenses incurred in the administration of the Plan, other than for gross negligence, the members of the Board of Directors, the Administrator or any agents thereof.

         15.11 HEADINGS. Headings in the Plan are for convenience only and are not intended to affect the meaning of the substantive provisions of the Plan.

         15.12 NOTICES. Any notice or document required to be filed with the Trustee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to:

                  The Banc Corporation Employee Stock Ownership Plan
                  17 North 20th Street
                  Birmingham, Alabama  35203
                  Attention:  David R. Carter and F. Hampton McFadden, Jr.,
                               Trustees

         15.13 GENDER AND NUMBER. Masculine pronouns used herein shall include the feminine, the singular number shall include the plural, and the plural shall be read as the singular.


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                                  ARTICLE XVI

                                    EXECUTION

         16.1 EXECUTION. To record the adoption of the Plan, the Company has caused this document to be executed as of the 15th day of May, 2002.


                           THE BANC CORPORATION



                           By
                             -------------------------------------------------
                                       James A. Taylor, Sr.
                                    Chairman of the Board and
                                      Chief Executive Officer


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